SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[ X ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Sec. 240.14a-12

                         BOULDER TOTAL RETURN FUND, INC.
                (Name of Registrant as Specified In Its Charter)


                             Stephen C. Miller, Esq.
                           2344 Spruce Street, Suite A
                            Boulder, Colorado 80302
                                 (303) 444-5483

                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.

[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          1)   Title of each class of securities to which transactions applies:

          2)   Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          4)   Proposed maximum aggregate value of transaction:

          5)   Total fee paid:

[   ]   Fee paid previously with preliminary materials.

[   ]    Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
         2) Form, Schedule or Registration Statement No.:
         3) Filing Party:
         4) Date Filed:

[GRAPHIC OMITTED]                                BOULDER TOTAL RETURN FUND, INC.
                                                     2344 SPRUCE STREET, SUITE A
                                                        BOULDER, COLORADO  80302



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held on April 25, 2008



To the Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of Boulder Total Return Fund, Inc., a Maryland corporation (the "Fund"), will be held at the Camelback Inn, 5402 East Lincoln Drive, Scottsdale, Arizona at 9:00 a.m. Mountain Standard Time (local time), on April 25, 2008, to consider and vote on the following Proposals, all of which are more fully described in the accompanying Proxy Statement:

     1.   The election of Directors of the Fund (Proposal 1); and

     2. To transact such other business as may properly come before the Meeting or any adjournments and postponements thereof.


     The Board of Directors of the Fund has fixed the close of business on March 6, 2008 as the record date for the determination of stockholders of the Fund entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof. This Proxy Statement, Notice of Annual Meeting and proxy card are first being mailed to stockholders on or about March 28, 2008.




                                 By Order of the Board of Directors,

                                 /s/ Stephanie Kelley

                                 STEPHANIE KELLEY
                                 Secretary



March 27, 2008



--------------------------------------------------------------------------------
STOCKHOLDERS ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD OR AUTHORIZE PROXIES VIA TELEPHONE OR THE INTERNET. THE PROXY CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS


     The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.


     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.


     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.


     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


Registration                                               Valid Signature


Corporate Accounts
(1)  ABC Corp.                                             ABC Corp.
(2)  ABC Corp.                                             John Doe, Treasurer
(3)  ABC Corp., c/o John Doe Treasurer                     John Doe
(4)  ABC Corp. Profit Sharing Plan                         John Doe, Trustee


Trust Accounts
(1)  ABC Trust                                             Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee, u/t/d 12/28/78                  Jane B. Doe


Custodian or Estate Accounts
(1)  John B. Smith, Cust.,                                 John B. Smith
      f/b/o John B. Smith, Jr. UGMA
(2)  John B. Smith                                         John B. Smith, Jr., Executor


[GRAPHIC OMITTED]                                BOULDER TOTAL RETURN FUND, INC.
                                                     2344 SPRUCE STREET, SUITE A
                                                        BOULDER, COLORADO  80302


                         ANNUAL MEETING OF STOCKHOLDERS

                                 April 25, 2008

                                 PROXY STATEMENT

     This proxy statement ("Proxy Statement") for Boulder Total Return Fund, Inc., a Maryland corporation ("BTF" or the "Fund"), is furnished in connection with the solicitation of proxies by the Fund's Board of Directors (collectively, the "Board" and individually, the "Directors") for use at the Annual Meeting of Stockholders of the Fund to be held on Friday, April 25, 2008, at 9:00 a.m. Mountain Standard Time (local time), at the Camelback Inn, 5402 East Lincoln Drive, Scottsdale, Arizona, and at any adjournments and postponements thereof (the "Meeting"). A Notice of Annual Meeting of Stockholders and proxy card accompany this Proxy Statement. Proxy solicitations may be made, beginning on or about March 28, 2008, primarily by mail, but proxy solicitations may also be made by telephone, by Internet on the Fund's website, email, telegraph or personal interviews conducted by officers of the Fund and PFPC Inc., the transfer agent of the Fund. Any cost of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares. The Board has fixed the close of business on March 6, 2008 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and any postponements or adjournments thereof.

     The Annual Report of the Fund, including audited financial statements for the fiscal year ended November 30, 2007, has been mailed to stockholders. Additional copies are available upon request, without charge, by calling 1-800-331-1710. The report is also viewable online at the Fund's website at www.boulderfunds.net. The report is not to be regarded as proxy solicitation material.

     Boulder Investment Advisers, L.L.C. ("BIA"), 2344 Spruce Street, Suite A, Boulder, Colorado 80302 and Stewart Investment Advisers ("SIA"), Bellerive, Queen Street, St. Peter, Barbados, currently serve as co-investment advisers to the Fund. BIA and SIA are collectively referred to herein as the "Advisers". Fund Administrative Services, L.L.C., serves as co-administrator to the Fund and is located at 2344 Spruce Street, Suite A, Boulder, Colorado 80302. State Street Bank & Trust ("State Street") acts as the co-administrator to the Fund and is located at 200 Clarendon Street, Boston, Massachusetts 02116. PFPC Inc. ("PFPC") acts as the transfer agent to the Fund and is located at 4400 Computer Drive, Westborough, Massachusetts 01581.

     If the enclosed proxy is properly executed and returned by April 25, 2008 in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of the nominees for Directors, and, in the discretion of the proxy holder, on any other matters that may properly come before the Meeting. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and casting his or her votes in person or by submitting a letter of revocation or a later-dated proxy to the Fund's Secretary at the above address prior to the date of the Meeting.

     A quorum of the Fund's stockholders is required for the conduct of business at the Meeting. Under the Bylaws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares (without regard to class) of the Fund as of the Record Date. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve one or more proposals are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any proposal that did not receive the votes necessary for its passage. With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Meeting will be approved and implemented irrespective of any adjournments with respect to any other proposals. Any such adjournment will require the affirmative vote of a majority of votes cast on the matter at the Meeting. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any proposal against any such adjournment.

     The Fund has two classes of stock: common stock, par value $0.01 per share (the "Common Stock"), and preferred stock, par value $0.01 per share (the "Preferred Stock"), 1,000 shares of which have been designated as auction market preferred stock or "AMPS" (the Common Stock and AMPS are collectively referred to herein as the "Shares"). On the Record Date, the following number of Shares of the Fund were issued and outstanding:


             Common Stock                                   AMPs
              Outstanding                               Outstanding
              -----------                               -----------
              12,338,660                                    775



     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. The following table sets forth certain information regarding the beneficial ownership of the Shares as of the Record Date by each person who is known by the Fund to beneficially own 5% or more of the Fund's outstanding Common Stock. To the Fund's knowledge, there are no 5% or greater beneficial owners of the AMPS.




                                               Number of Shares          Number of Shares            Percentage
Name of Owner*                                 Directly Owned (1)      Beneficially Owned (2)     Beneficially Owned
------------------------------------------- ------------------------ -------------------------- ----------------------
------------------------------------------- ------------------------ -------------------------- ----------------------
Badlands Trust Company, LLC  (1)(3)                          0               5,447,782                  44.15%
Stewart R. Horejsi Trust No. 2 (4)                           0               5,447,782                  44.15%
Ernest Horejsi Trust  No. 1B (1)                     3,413,138               3,413,138                  27.66%
Lola Brown Trust No. 1B (1)                          1,434,515               1,434,515                  11.63%
Evergreen Atlantic LLC (1)                             343,748                 343,748                   2.79%
Stewart West Indies Trust (1)(2)                       104,627                 255,876                   2.07%
Susan L. Ciciora Trust (1)(2)                           72,976                 176,100                   1.43%
John S. Horejsi Trust (1)(2)                            53,080                 104,642                   0.85%
Evergreen Trust (1)(2)                                  25,698                  63,510                   0.51%

                                            ------------------------ -------------------------- ----------------------
Aggregate Shares Owned by Horejsi                    5,447,782               5,447,782                  44.15%
Affiliates (defined below) **
------------------------------------------- ------------------------ -------------------------- ----------------------

Alter Asset Management, Inc.***                        788,334                 793,543                   6.4%


* The address of Evergreen Atlantic LLC is 2344 Spruce Street, Suite A, Boulder, Colorado 80302. The address of each other listed Trust is Badlands Trust Company, LLC, Resolution Plaza, 1029 West Third Street, Suite 400, Anchorage, AK 99501.

** Aggregate number and percentage are less than the sum total of amounts shown for each owner because the same shares may be deemed beneficially owned by more than one party (see Footnotes 1 through 4 below).

*** As stated in a Schedule 13G Amendment No. 8 filed with the Securities and Exchange Commission on January 18, 2008.

(1) Direct Ownership. Evergreen Atlantic, LLC ("EALLC"), The Evergreen Trust (the "Evergreen Trust"), John S. Horejsi Trust ("John Trust"), Susan L. Ciciora Trust ("Susan Trust"), Stewart West Indies Trust ("SWI Trust"), the Lola Brown Trust No. 1B (the "Brown Trust"), the Ernest Horejsi Trust No. 1B (the "EH Trust"), Badlands Trust Company, LLC ("Badlands"), the Stewart
     R. Horejsi Trust No. 2 (the "SRH Trust") and Stewart R. Horejsi are, as a group, considered to be a "control person" of the Fund (as that term is defined in Section 2(a)(9) of the Investment Company Act of 1940, as amended). EALLC, the Evergreen Trust, John Trust, Susan Trust, SWI Trust, the Brown Trust, the EH Trust and Badlands (for the purposed of this Proxy are collectively the "Horejsi Affiliates") directly own the shares indicated for such entity in the table above, totaling 5,447,782 (44.15%). However, these entities and other trusts or companies with interlocking management and/or common ownership may be deemed to indirectly own additional Fund shares, which are included in the table above.

(2) Indirect Ownership through EALLC. Numbers shown in the table include shares held directly (see Footnote No. 1) and shares that may be deemed to be beneficially owned indirectly through ownership of EALLC. The outstanding membership interests in EALLC are owned by the Evergreen Trust, the Susan Trust, the John Trust and the SWI Trust in the following percentages - 11%, 30%, 15% and 44%. The Trustees of the Evergreen Trust are Stephen C. Miller, Larry Dunlap and Badlands. Badlands is the sole trustee for each of the Susan Trust, the John Trust and the SWI Trust. Mr. Horejsi is not a beneficiary under any of the foregoing trusts. Badlands has sole discretion with respect to the Susan Trust, John Trust and SWI Trust while any action by the Evergreen Trust requires a majority vote of the trustees. Consequently, both the trusts and each trustee disclaim beneficial ownership of shares owned by EALLC. Mr. Horejsi is the manager of EALLC.

(3) Ownership by Badlands. The number shown includes shares that may be deemed to be beneficially owned indirectly by Badlands through direct or indirect ownership by the Brown Trust, the EH Trust, EALLC, Evergreen Trust, the Susan Trust, the John Trust and the SWI Trust. Badlands is the sole trustee of the Susan Trust, the John Trust and the SWI Trust, which together with the Evergreen Trust control EALLC (see Footnote No. 2), the other two trustees of Evergreen Trust being Stephen C. Miller and Larry Dunlap. Badlands, together with Larry Dunlap and Susan Ciciora (Mr. Stewart Horejsi's daughter), is one of three trustees of both the Brown Trust and the EH Trust.

     Badlands is a limited liability company organized under the laws of Alaska authorized to do business as a trust company, which is wholly owned by the SRH Trust, an irrevocable trust organized by Mr. Stewart Horejsi for the benefit of his issue. The Managers of Badlands are Larry Dunlap, Stephen C. Miller, Laura Tatooles, Laura Rhodenbaugh and Ron Kukes. Badlands and its managers disclaim beneficial ownership of shares owned directly by the EALLC, the Evergreen Trust, the Susan Trust, the John Trust, the SWI Trust, the Brown Trust and the EH Trust.

(4) Indirect Ownership by SRH Trust. The number shown in the table reflects shares that may be deemed to be beneficially owned indirectly through the SRH Trust's ownership of Badlands. The trustees of the SRH Trust are Badlands, Laura Tatooles and Brian Sippy. Both the Trust and its trustees disclaim beneficial ownership of shares beneficially owned directly or indirectly by Badlands.

----------------------------


     Information as to beneficial ownership in the previous paragraph has been obtained from a representative of the beneficial owners; all other information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission (the "SEC") by such beneficial owners.

     As of the Record Date, Cede & Co., a nominee partnership of the Depository Trust Company, held of record, but not beneficially, 12,289,253 shares or 99.60% of Common Stock outstanding and 775 shares or 100% of AMPS outstanding.

     As of the Record Date, the executive officers and directors of the Fund, as a group, owned 5,481152 shares of Common Stock (this amount includes the aggregate shares of Common Stock owned by the Horejsi Affiliates set forth above) and 0 shares of AMPS, representing 44.42% of Common Stock outstanding and 0% of AMPS.

     In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:



                                   PROPOSAL 1

                        ELECTION OF DIRECTORS OF THE FUND

     The Charter provides that all of the Directors stand for election each year. The Board has nominated the following five Director nominees to stand for election, each for a one-year term and until their successors are duly elected and qualify: Richard I. Barr, Joel W. Looney, John S. Horejsi, Susan L. Ciciora and Dr. Dean L. Jacobson. Only the Common Stock holders are entitled to vote on the election of Messrs. Looney, Horejsi and Jacobson and only the AMPS holders are entitled to vote on the election of Mr. Barr and Ms. Ciciora. The above nominees have consented to serve as Directors if elected at the Meeting for the one-year term. If the designated nominees decline or otherwise become unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees for the Board.

     INFORMATION ABOUT DIRECTORS AND OFFICERS. Set forth in the following table is information about the nominees for election to the Board of Directors:


--------------------------------- ------------------------ ------------------------------------------------ -----------------
Name, Address*, Age                 Position, Length of           Principal Occupation(s) and Other         Number of Funds
                                                            Directorships Held During the Past Five Years       in Fund
                                   Term Served, and Term                                                        Complex+
                                         of Office                                                            Overseen by
                                                                                                                Director
--------------------------------- ------------------------ ------------------------------------------------ -----------------

Independent Directors

Richard I. Barr                   Director of the Fund     Retired.   Director   (since   2002),   Boulder         4
                                  since 1999.  Chairman    Growth & Income  Fund,  Inc.;  Director  (since
Chairman                          of the Board since       2001),  First  Financial Fund,  Inc.;  Director
                                  2003.  Current Nominee   (since 2007), The Denali Fund Inc.
Age:  70                          for a term to expire
                                  at the 2009 annual
                                  meeting.


Joel W. Looney,                   Director of the Fund     Partner  (since  1999),   Financial  Management         4
                                  since 2001. Current      Group,  LLC  (investment   adviser);   Director
Age:  46                          Nominee for a term to    (since   2002)  and  Chairman   (since   2004),
                                  expire at the 2009       Boulder  Growth & Income  Fund,  Inc;  Director
                                  annual meeting.          and  Chairman  (since  2003),  First  Financial
                                                           Fund,   Inc.;   Director  and  Chairman  (since
                                                           2007), The Denali Fund Inc.


Dr. Dean L. Jacobson              Director of the Fund     Founder and President of Forensic  Engineering,         4
                                  since 2004.  Current     Inc.  (engineering  investigations);  Professor
Age:  69                          Nominee for a term to    Emeritus    (since    1997),    Arizona   State
                                  expire at the 2009       University;  Professor of Engineering (prior to
                                  annual meeting.          1997),   Arizona  State  University;   Director
                                                           (since  2003),   First  Financial  Fund,  Inc.;
                                                           Director (since 2006),  Boulder Growth & Income
                                                           Fund,  Inc.;  Director (since 2007), The Denali
                                                           Fund Inc.

--------------------------------- ------------------------ ------------------------------------------------ -----------------
Interested Directors**
--------------------------------- ------------------------ ------------------------------------------------ -----------------

Susan L. Ciciora                  Director of the Fund     Trustee  of the  Brown  Trust and the EH Trust;         4
                                  since 2001.  Current     Director  (since  1997),   Horejsi   Charitable
Age:  43                          nominee for a term to    Foundation,     Inc.    (private     charitable
                                  expire at the 2009       foundation);  Director  (since  2006),  Boulder
                                  annual meeting.          Growth & Income  Fund,  Inc.;  Director  (since
                                                           2003),  First  Financial Fund,  Inc.;  Director
                                                           (since 2007), The Denali Fund Inc.


John S. Horejsi                   Director of the Fund     Director  (since  1997),   Horejsi   Charitable         4
                                  since 2006.  Current     Foundation  (private  charitable   foundation);
Age:  40                          nominee for a term to    Director (since 2004),  Boulder Growth & Income
                                  expire at the 2009       Fund,  Inc.;   Director  (since  2006),   First
                                  annual meeting.          Financial  Fund,  Inc.;  Director (since 2007),
                                                           The Denali Fund Inc.




* The Directors' respective addresses are c/o Boulder Total Return Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

** Ms. Ciciora and Mr. Horejsi are each "interested persons" as a result of the extent of their beneficial ownership of Fund shares and by virtue of their indirect beneficial ownership of BIA and FAS.

+ Includes the Fund, Boulder Growth & Income Fund, Inc., First Financial Fund, Inc. and The Denali Fund Inc.

----------------------------


     From the late 1980's until January, 2001, Mr. Looney served, without compensation, as one of three trustees of the Mildred Horejsi Trust, an affiliate of the EH Trust.

     The names of the executive officers of the Fund are listed in the table below. Each officer was elected to office by the Board at a meeting held on April 27, 2007 (except for the Chief Compliance Officer, who was appointed by the Board on August 3, 2007). This table also shows certain additional information. Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.


------------------------------ -------------------------- ----------------------------------------------------------
                               Position, Length of         Principal Occupation(s) and Other Directorships held
Name, Address*, Age            Term Served, and Term of    During the Past Five Years
                               Office
------------------------------ -------------------------- ----------------------------------------------------------
Stephen C. Miller              President of the Fund      President  of and  General  Counsel  (since  1999),  BIA;
                               since 1999. Director       Manager (since 1999), Fund Administrative  Services,  LLC
Age:  55                       from 1999 - 2004. Chief    ("FAS");  Vice  President  (since  1999),  SIA;  Director
                               Compliance Officer from    (2002-2004)  and President  (since 2002),  Boulder Growth
                               2004 - 2007. Appointed     & Income Fund, Inc.;  Director  (2003-2004) and President
                               annually.                  (since  2003),  First  Financial  Fund,  Inc.;  President
                                                          (since  2007),  The Denali Fund Inc.;  Of Counsel  (since
                                                          1991), Krassa & Miller, LLC.

Carl D. Johns                  Chief Financial Officer,   Vice President and Treasurer (since 1999), BIA;
                               Chief Accounting           Assistant Manager (since 1999), FAS; Vice President,
Age: 45                        Officer, Vice President    Treasurer, Chief Financial Officer and Chief Accounting
                               and Treasurer since        Officer, Boulder Growth & Income Fund, Inc., since 2002,
                               1999.  Appointed           First Financial Fund, Inc., since 2003, and The Denali
                               annually.                  Fund Inc., since 2007.

Joel L. Terwilliger            Chief Compliance Officer   Associate General Counsel (since 2006) and Chief
                               since 2007. Appointed      Compliance Officer (since 2007), BIA, SIA, FAS, Boulder
Age: 39                        annually                   Growth & Income Fund, Inc., First Financial Fund, Inc.;
                                                          Chief Compliance Officer (since 2007), The Denali Fund
                                                          Inc.; Senior Associate/Managing Counsel (2002-2006),
                                                          Great-West Life & Annuity Insurance Company.

Stephanie J. Kelley            Secretary since 2000.      Secretary (since 2002), Boulder Growth & Income Fund,
                               Appointed annually.        Inc.; Secretary (since 2003) First Financial Fund, Inc.,
Age:  51                                                  Secretary (since 2007), The Denali Fund Inc.; Assistant
                                                          Secretary and Assistant Treasurer of various other entities affiliated with the Horejsi family; employee (since 1999),
                                                          FAS.

Nicole L. Murphey              Assistant Secretary        Assistant Secretary (since 2002), Boulder Growth &
                               since 2000.  Appointed     Income Fund, Inc.; Assistant Secretary (since 2003),
Age:  31                       annually.                  First Financial Fund, Inc.; Assistant Secretary (since
                                                          2007), The Denali Fund Inc.; employee (since 1999), FAS.

* Unless otherwise specified, the Officers' respective addresses are c/o Boulder Total Return Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.



     Set forth in the following table are the nominees for election to the Board together with the dollar range of equity securities beneficially owned by each Director as of the Record Date, as well as the aggregate dollar range of the Fund's equity securities in all funds overseen in a family of investment companies (i.e., other funds managed by BIA and SIA (collectively, the "Advisers")).

                                   OWNERSHIP OF THE FUND BY DIRECTORS
-------------------------------------- -------------------------------- ---------------------------------
 Independent Directors and Nominees        Dollar Range of Equity          Aggregate Dollar Range of
                                           Securities in the Fund        Equity Securities in All Funds
                                                                          in the Family of Investment
                                                                                   Companies
-------------------------------------- -------------------------------- ---------------------------------
           Richard I. Barr                      Over $100,000                    Over $100,000
           Joel W. Looney                    $50,001 to $100,000                 Over $100,000
          Dean L. Jacobson                   $10,001 to $50,000                  Over $100,000

-------------------------------------- -------------------------------- ---------------------------------
  Interested Directors and Nominees
-------------------------------------- -------------------------------- ---------------------------------

          Susan L. Ciciora                     Over $100,000+                    Over $100,000
           John S. Horejsi                     Over $100,000+                    Over $100,000


+ 3,413,138, 343,748 and 1,434,515 Shares of the Fund are held by the EH Trust, EALLC and the Lola Trust, respectively. Accordingly, Ms. Ciciora and Mr. Horejsi may be deemed to have indirect beneficial ownership of such Shares. Ms. Ciciora and Mr. Horejsi each disclaim all such beneficial ownership. Ms. Ciciora directly owns 6,267 shares of the Fund. Mr. Horejsi does not directly own any shares of the Fund.

--------------------------

     None of the independent Directors or their family members owned beneficially or of record any securities of the Advisers or any person directly or indirectly controlling, controlled by, or under common control with the Advisers.

     DIRECTOR AND OFFICER COMPENSATION. The following table sets forth certain information regarding the compensation of the Fund's Directors for the fiscal year ended November 30, 2007. No persons (other than the independent Directors, as set forth below) currently receive compensation from the Fund for acting as a Director or officer. Directors and executive officers of the Fund do not receive pension or retirement benefits from the Fund. Non-interested Directors receive reimbursement for travel and other out of pocket expenses incurred in connection with Board meetings.


                                            Aggregate
Name of Person and Position with the        Compensation
Fund                                        from the Fund       Total Compensation from
                                            Paid to             the Fund and Fund Complex
                                            Directors           Paid to Directors
----------------------------------------- ------------------- ----------------------------
Richard I. Barr, Director and Chairman      $31,000                 $89,000
of the Board                                                        (4 funds)

Joel W. Looney, Director                    $29,000                 $102,000
                                                                    (4 funds)

Dr. Dean Jacobson, Director                 $27,000                 $85,000
                                                                    (4 funds)

Susan L. Ciciora, Director                  $0                      $0

John S. Horejsi, Director                   $0                      $0


     Each Director of the Fund who was not a Director, officer or employee of one of the Advisers, or any of their affiliates, receives a fee of $8,000 per annum plus $4,000 for each in person meeting, $500 for each Audit Committee meeting and $500 for each telephonic meeting of the Board. In addition, the Chairman of the Board and the Chairman of the Audit Committee receives $1,000 per meeting. Each non-interested Director of the Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and Committee meetings. The Board held eight meetings (four of which were held by telephone conference call) during the fiscal year ended November 30, 2007. Each Director currently serving in such capacity for the entire fiscal year attended at least 75% of the meetings of Directors and any Committee of which he is a member. Directors currently serving and who served less than the entire fiscal year attended at least 75% of such meetings held during their tenure as a Director. The aggregate remuneration paid to the Directors of the Fund for acting as such during the fiscal year ended November 30, 2007 amounted to $87,000.

                      COMMITTEES OF THE BOARD OF DIRECTORS

     AUDIT COMMITTEE; REPORT OF AUDIT COMMITTEE. The purpose of the Audit Committee is to assist Board oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence and the performance of the Fund's independent auditors. The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent accountants and recommends the engagement of such accountants. Management, however, is responsible for the preparation, presentation and integrity of the Fund's financial statements, and the independent accountants are responsible for planning and carrying out proper audits and reviews. The Board of Directors adopted a written charter for the Audit Committee on January 23, 2002 and most recently amended the Charter on January 25, 2008 to add The Denali Fund Inc.

     The Audit Committee is composed entirely of the Fund's independent Directors, consisting of Messrs. Barr, Jacobson and Looney. The Board of Directors has determined that Joel Looney qualifies as an "audit committee financial expert," as defined under the Securities and Exchange Commission's Regulation S-K, Item 401(h). The Audit Committee is in compliance with applicable rules of the listing requirements for closed-end fund audit committees, including the requirement that all members of the audit committee be "financially literate" and that at least one member of the audit committee have "accounting or related financial management expertise," as determined by the Board. The Audit Committee is required to conduct its operations in accordance with applicable requirements of the Sarbanes-Oxley Act and the Public Company Accounting Oversight Board, and the members of the Audit Committee are subject to the fiduciary duty to exercise reasonable care in carrying out their duties. Each member of the Audit Committee is independent, as that term is defined by the NYSE Listing Standards. The Audit Committee met twice during the fiscal year ended November 30, 2007.

     In connection with the audited financial statements as of and for the period ended November 30, 2007, included in the Fund's Annual Report for the period ended November 30, 2007 (the "Annual Report"), at meetings held on January 17, 2008 and January 25, 2008, the Audit Committee considered and discussed the audited financial statements with management and the independent accountants, and discussed the audit of such financial statements with the independent accountants.

     The Audit Committee has received the written disclosures and letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with independent accountants their independence. The Audit Committee discussed with the independent accountants the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 61, Communications With Audit Committees, as currently modified or supplemented.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund in any accounting, financial management or internal control capacity. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the charter and those discussed above, the Audit
Committee of the Fund recommended to the Board that the audited financial statements be included in the Fund's Annual Report and be mailed to stockholders and filed with the SEC.

     Submitted by the Audit Committee of the Fund's Board of Directors:

                  Richard I. Barr
                  Dean L. Jacobson
                  Joel W. Looney



     NOMINATING COMMITTEE. The Board of Directors has a nominating committee (the "Nominating Committee") consisting of Messrs. Looney, Jacobson, and Barr, which is responsible for considering candidates for election to the Board in the event a position is vacated or created. Each member of the Nominating Committee is independent, as that term is defined by the NYSE Listing Standards. The Nominating Committee did not meet during the fiscal year ended November 30, 2007. The Board of Directors has adopted a charter for the Nominating Committee that is available on the Fund's website, www.boulderfunds.net.

     The Nominating Committee does not have a formal process for identifying candidates. The Nominating Committee takes into consideration such factors as it deems appropriate when nominating candidates. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. The Nominating Committee will consider all qualified candidates in the same manner. The Nominating Committee may modify its policies and procedures for director nominees and recommendations in response to changes in the Fund's circumstances, and as applicable legal or listing standards change.

     The Nominating Committee would consider director candidates recommended by stockholders (if a vacancy were to exist) and submitted in accordance with applicable law and procedures as described in this Proxy Statement (see "Submission of Stockholder Proposals" below). Such recommendations should be forwarded to the Secretary of the Fund.

     The Fund does not have a compensation committee.


                           OTHER BOARD-RELATED MATTERS

     Stockholders who wish to send communications to the Board should send them to the address of the Fund and to the attention of the Board. All such communications will be directed to the Board's attention.

     The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Stockholders; however, all of the Directors of the Fund, who were Directors at the time, attended the April 27, 2007 Annual Meeting of Stockholders.

     Vote Required. The election of Messrs. Looney, Jacobson, and Horejsi as Directors of the Fund will require the affirmative vote of a plurality of the votes cast by holders of the Common Stock at the Meeting in person or by proxy on Proposal 1. The election of Mr. Barr and Ms. Ciciora as Directors of the Fund will require the affirmative vote of a plurality of the votes cast by the holders of the AMPS at the Meeting in person or by proxy on Proposal 1.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF ALL THE NOMINEES.


                       SUBMISSION OF STOCKHOLDER PROPOSALS

     Notice is hereby given that for a stockholder proposal to be considered for inclusion in the Fund's proxy material relating to its 2009 annual meeting of stockholders, the stockholder proposal must be received by the Fund no later than November 14, 2008. Any such proposal shall set forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address, as they appear on the Fund's books, of the stockholder proposing such business, (iii) the class and number of shares of the capital stock of the Fund which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business. Stockholder proposals, including any accompanying supporting statement, may not exceed 500 words. A stockholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of $2,000 and must have held such Shares for at least one year. Further, the stockholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of stockholders, and a stockholder contemplating submission of a proposal is referred to Rule
14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

     Pursuant to the Fund's By-laws, at any annual meeting of the stockholders, only business that has been properly brought before the meeting will be conducted. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting, (ii) by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before the annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, a stockholder's notice must be delivered to the Secretary at 2344 Spruce Street, Suite A, Boulder, Colorado 80302 no later than 5:00 p.m., Mountain Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. However, if the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, for notice by the stockholder to be timely, it must be delivered not later than 5:00 p.m., Mountain Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder's notice as described above.

     Pursuant to the Fund's By-laws,  such stockholder's  notice shall set forth
(i) as to each individual whom the stockholder proposes to nominate for election or reelection as a director, (A) the name, age, business address and residence address of such individual, (B) the class, series and number of any shares of stock of the Fund that are beneficially owned by such individual, (C) the date such shares were acquired and the investment intent of such acquisition, (D) whether such stockholder believes any such individual is, or is not, an "interested person" of the Fund, as defined in the 1940 Act and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Fund, to make such determination and (E) all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the reasons for proposing such business at the meeting and any material interest in such business of such stockholder and any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder and the Stockholder Associated Person therefrom; (iii) as to the stockholder giving the notice and any Stockholder Associated Person, the class, series and number of all shares of stock of the Fund which are owned by such stockholder and by such Stockholder Associated Person, if any, and the nominee holder for, and number of, shares owned beneficially but not of record by such stockholder and by any such Stockholder Associated Person; (iv) as to the stockholder giving the notice and any Stockholder Associated Person covered by the immediately preceding clauses (ii) or (iii), the name and address of such stockholder, as they appear on the Fund's stock ledger and current name and address, if different, and of such Stockholder Associated Person; and (v) to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder's notice. "Stockholder Associated Person" of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the Fund owned of record or beneficially by such stockholder and (iii) any person controlling, controlled by or under common control with such Stockholder Associated Person.

                             ADDITIONAL INFORMATION

     INDEPENDENT ACCOUNTANTS. At its regularly scheduled Board meeting held on January 25, 2008, the Audit Committee, consisting of those Directors who are not "interested persons" (as defined in the 1940 Act), selected, and the Board ratified, Deloitte & Touche LLP ("Deloitte") of Denver, Colorado as the Fund's independent registered public accounting firm for the Fund's fiscal year ending November 30, 2008. Deloitte served as independent accountants for the Fund's fiscal years ending November 30, 2006 and November 30, 2007. A representative of Deloitte will not be present at the Meeting but will be available by telephone and will have an opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

     Set forth below are audit fees and non-audit related fees billed to the Fund for professional services received from Deloitte for the Fund's fiscal years ended November 30, 2006 and November 30, 2007.



  Fiscal Year Ended        Audit Fees       Audit-Related Fees       Tax Fees*          All Other Fees
  -----------------        ----------       ------------------       ---------          --------------

     11/30/2006              $25,500                $0                $6,250                 $0

     11/30/2007              $25,500                $0                $6,875               $4,250+

* "Tax Fees" are those fees billed to the Fund by Deloitte in connection with tax consulting services, including primarily the review of the Fund's income tax returns, excise tax returns and Maryland property tax returns.

+ This fee pertains to those fees billed to the Fund by Deloitte in connection with their agreed-upon procedures reports under the terms of the AMPS. Such reports are required by Moody's Investors Services, Inc. and Standard & Poor's in connection with maintaining public ratings for the AMPS.

     The Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund's investment adviser and any service providers controlling, controlled by or under common control with the Funds' investment adviser ("affiliates") that provide on-going services to each Fund, if the engagement relates directly to the operations and financial reporting of each Fund, or to establish detailed pre-approval policies and procedures for such services in accordance with applicable laws. All of the audit, audit-related and tax services described above for which Deloitte billed the Fund fees for the fiscal years ended November 30, 2006 and November 30, 2007 were pre-approved by the Audit Committee.

     Deloitte has informed the Fund that it has no direct or indirect financial interest in the Fund. For the Fund's fiscal year ended November 30, 2007, Deloitte did not provide any non-audit services or bill any fees for such services to the Funds' investment adviser or any affiliates thereof that provide services to the Fund. For the twelve months ended November 30, 2007, the Horejsi Affiliates paid $0 to Deloitte for their services. The Audit Committee has considered and concluded that the provision of non-audit services is compatible with maintaining the auditors' independence.

     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act requires the Fund's Directors and officers, persons affiliated with the Fund's investment advisers, and persons who own more than 10% of a registered class of the Fund's securities, to file reports of ownership and changes of ownership with the SEC and the New York Stock Exchange. Directors, officers and greater-than-10% stockholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon the Fund's review of the copies of such forms it receives and written representations from such persons, the Fund believes that through the date hereof all such filing requirements applicable to such persons were complied with.

     BROKER NON-VOTES AND ABSTENTIONS. An uninstructed proxy for shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter is a broker "non-vote". Proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have no effect on the result of the vote in the election of directors in Proposal 1.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Fund does not intend to present any other business at the Meeting, nor is it aware that any stockholder intends to do so. If, however, any other matters are  properly  brought  before the  Meeting,  the  persons  named in the
accompanying   form  of  proxy  will  vote  thereon  in  accordance  with  their discretion.



--------------------------------------------------------------------------------
STOCKHOLDERS ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD OR AUTHORIZE PROXIES VIA TELEPHONE OR THE INTERNET. THE PROXY CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                                      PROXY

                         BOULDER TOTAL RETURN FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Boulder Total Return Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Stephen C. Miller, Carl D. Johns, and Nicole L. Murphey, or any of them, as proxies for the undersigned, with full powers of substitution in each of them, to attend the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Camelback Inn, 5402 East Lincoln Drive, Scottsdale, Arizona at 9:00 a.m. Mountain Standard Time (local time), on April 25, 2008, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and to otherwise represent the undersigned at the Annual Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The votes entitled to be cast will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the nominees for Director. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

Please refer to the Proxy Statement for a discussion of the Proposals.

------------ ------------------------------------------------------------- ----------- ----------------- -------------------------
             Election of  Directors:  Nominees are Joel W.  Looney,  John  FOR____     WITHHOLD___       FOR ALL EXCEPT ___
 1.          S. Horejsi, and Dr. Dean L. Jacobson.
------------ ------------------------------------------------------------- ----------- ----------------- -------------------------

--------------------------------------------------------------------------------

Instruction: If you do not wish your shares voted "for" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted "For" the remaining nominee(s).

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ELECTION OF ALL THE NOMINEES

--------------------------------------------------------------------------------


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EACH should sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:
                   -------------------------
Date:
                   -------------------------
Signature:
                   -------------------------
Date:
                   -------------------------

                                                     [AMPS PROXY CARD]


                                      PROXY

                         BOULDER TOTAL RETURN FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of the Taxable Auction Market Preferred Stock ("AMPS") of Boulder Total Return Fund, Inc., a Maryland corporation (the
"Fund"),  hereby  appoints  Stephen  C.  Miller,  Carl D.  Johns,  and Nicole L.
Murphey, or any of them as proxies for the undersigned, with full powers of substitution in each of them, to attend the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Camelback Inn, 5402 East Lincoln Drive, Scottsdale, Arizona at 9:00 a.m. Mountain Standard Time (local time), on April 25, 2008, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and to otherwise represent the undersigned at the Annual Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The votes entitled to be cast will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the nominees for Director. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

Please refer to the Proxy Statement for a discussion of the Proposals.

------------ ------------------------------------------------------------- ----------- ----------------- -------------------------
1.           Election of  Directors:  Nominees  are Susan L.  Ciciora and  FOR____     WITHHOLD___       FOR ALL EXCEPT ___
             Richard I. Barr.
------------ ------------------------------------------------------------- ----------- ----------------- -------------------------

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Instruction:  If you do not wish your shares voted "for" a  particular  nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted "For" the remaining nominee(s).

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ELECTION OF ALL THE NOMINEES

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MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EACH should sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:
                   -------------------------
Date:
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Signature:
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Date:
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